UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2016 (April 27, 2016)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan

At the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Churchill Downs Incorporated (the “Company”) held on April 27, 2016, the Company’s shareholders approved the Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan (the “2016 Plan”) which had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. A description of the terms and conditions of the Plan was included under the heading “Proposal to Approve the Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2016 in connection with the Annual Meeting. The description of such terms and conditions is incorporated by reference into this Item 5.02. Such description does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the Company’s shareholders:

(1) elected four (4) Class II directors to terms of three (3) years each;

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016;

(3) approved the Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan;

(4) approved an amendment to the Churchill Downs Incorporated 2000 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 200,000 shares; and

(5) approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in the proxy statement.

Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the Meeting.

(1) Election of Directors in Class II

Nominee	For	Withheld	Broker Non-Votes
Ulysses L. Bridgeman Jr.	13,266,630	393,459	1,634,140
William C. Carstanjen	13,576,161	83,928	1,634,140
Richard L. Duchossois	10,034,923	3,625,166	1,634,140
R. Alex Rankin	10,963,890	2,696,199	1,634,140

(2) Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
15,210,912	26,798	56,519

(3) Approval of the Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan

For	Against	Abstentions	Broker Non-Votes
13,032,047	540,678	87,364	1,634,140

(4) Approval of the Amendment to the Churchill Downs Incorporated 2000 Employee Stock Purchase Plan to Increase the Number of Shares Available for Issuance thereunder by 200,000 Shares

For	Against	Abstentions	Broker Non-Votes
13,474,513	94,360	91,216	1,634,140

(5) Approval, By Non-Binding Advisory Vote, of Executive Compensation

For	Against	Abstentions	Broker Non-Votes
11,683,310	1,866,262	110,517	1,634,140

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 29, 2016	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Churchill Downs Incorporated 2016 Omnibus Stock Incentive Plan